SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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ACT TELECONFERENCING, INC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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ACT Teleconferencing, Inc.

1526 Cole Boulevard, Suite 300

Golden, Colorado 80401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

This letter serves as notice of the annual meeting of the shareholders of ACT Teleconferencing, Inc., to be held at our offices located at 1526 Cole Boulevard, Suite 300, Golden, Colorado 80401, on May 20, 2004 at 4:00 p.m., local time. The purpose of this annual meeting is to consider and vote on six proposals:

•	To elect two directors, Gerald D. Van Eeckhout and Ronald J. Bach, to serve until the 2007 annual meeting of shareholders, or in each case until their successor is duly elected and qualified.

•	To approve the adoption of our 2004 Equity Incentive Plan.

•	To approve the addition of 200,000 shares to our 1998 Employee Stock Purchase Plan.

•	To approve a grant of 200,000 options to purchase shares of our common stock to our Chairman of the Board, Mack V. Traynor III.

•	To approve grants of an aggregate of 12,000 shares of restricted common stock to certain of our non-executive directors.

•	To ratify the appointment of Hein + Associates LLP as our independent accountants for the fiscal year ending December 31, 2004.

To ensure your representation at the annual meeting, you are urged to vote as soon as possible according to the instructions on your proxy card, by completing, signing, dating, and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with your instructions. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

The approximate mailing date of this notice of annual meeting of shareholders, and the accompanying proxy statement, is May 5, 2004.

By Order of the Board of Directors

/s/ Mack V. Traynor III

Chairman of the Board

April 29, 2004

ACT Teleconferencing, Inc.

1526 Cole Boulevard Suite 300

Golden, Colorado 80401

Proxy Statement for Annual Meeting of Shareholders

Annual Meeting	May 20, 2004, 4:00 p.m., MDT

Location	ACT Corporate Office 1526 Cole Boulevard, Suite 300 Golden, CO 80401

Record Date

5:00 p.m., EDT, April 12, 2004. If you were a shareholder at that time, you may vote at the meeting. Each share of common stock is entitled to one vote.

On April 12, 2004, 14,665,634 shares of our common stock were outstanding.

Agenda	To (i) elect two members of the Board of Directors, and to consider and approve proposals made by our Board to (ii) adopt the 2004 Equity Incentive Plan; (iii) approve the addition of 200,000 shares to our 1998 Employee Stock Purchase Plan; (iv) approve the grant of 200,000 options to Mack V. Traynor III, our Chairman of the Board; (v) approve grants of an aggregate of 12,000 shares of restricted common stock to certain of our non-executive directors; and (vi) ratify the appointment of Hein + Associates LLP as our independent accountants for the fiscal year ending December 31, 2004.

Proxies	Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “for” each of the proposals. The proxy holders will use their discretion on other matters. A quorum for the annual meeting is a majority of the outstanding shares of common stock, whether in person or by proxy, at the meeting.

Proxies Solicited By	The Board of Directors.

First Mailing Date	We anticipate first mailing this proxy statement on May 5, 2004.

Revoking Your Proxy	You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate Secretary in writing. You may also revoke your proxy by appearing at the meeting in person and voting your shares.

Solicitation Costs	We will pay the costs of soliciting proxies from shareholders.

Shareholders’ Proposals	Shareholders intending to submit proposals to be included in our proxy statement relating to the 2005 Annual Meeting must deliver notice of the proposal to us in writing, no later than December 24, 2004. Proposals received after that date will not be included in our proxy statement. In addition, under our bylaws, shareholder proposals that were not submitted for inclusion in our proxy statement and that are received after February 19, 2004 will not be eligible for proper consideration at the 2005 Annual Meeting.

PLEASE VOTE. YOUR VOTE IS IMPORTANT.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

BY EXECUTIVE OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information known to us as of April 12, 2004 regarding beneficial ownership of our common stock by our directors and executive officers, holders of 5% or more of our outstanding common stock, and our directors and executive officers as a group. Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options or warrants that are currently exercisable or will be exercisable within 60 days. Shares issuable upon exercise of stock options or warrants are deemed outstanding for computing the percentage of the person holding the options but are not outstanding for computing the percentage of any other person. Unless otherwise noted, shares are under the sole voting and investment power of the indicated person.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Relationship with ACT	Number of Shares Currently Owned	Shares Acquirable Within 60 Days	Percent of Class
Gene Warren (1)	CEO	112,767	191,570	2.05%
Gavin J. Thomson (1)(2)	Former CFO	41,048	133,679	1.18%
Mack V. Traynor III (1)(3)	Chairman of the Board	1,940	7,500	*
Ronald J. Bach (1)(4)	Director	91,360	65,000	1.06%
Keith S. Bares (1)	Director	—	—	*
Jules L. DeVigne (5)(6)	Director	1,940	7,500	*
Terry Matlack (7)	Director	—	—	*
James F. Seifert (1)(4)(8)	Director	287,410	398,333	4.55%
Donald L. Sturtevant (1) (9)	Former Director	54,000	75,000	*
Gerald D. Van Eeckhout (1)	Director and Chairman Emeritus	723,936	133,682	5.79%
Total shares held by executive officers and directors as a group (10 persons)		1,314,441	1,012,264	15.66%
KCEP Ventures II, LP (10)	Shareholder	—	916,667	5.88%
Barron Partners LP (11)	Shareholder	2,100,000	—	12.53%
Fuller & Thaler Asset Management Inc.(12)	Shareholder	2,248,800	330,000	17.20%

*	Less than 1%.

(1)	1526 Cole Boulevard, Suite 300, Golden, Colorado 80401.

(2)	Resigned March 15, 2004. Mr. Thomson’s options expire on March 15, 2005.

(3)	Does not reflect grant of 200,000 options and 1,560 shares of common stock subject to shareholder approval. See Proposals 4 and 5.

(4)	Ownership does not include 4,440 shares of restricted common stock subject to approval in Proposal 5.

(5)	4750 Willow Rd., Pleasanton, CA 94588.

(6)	Ownership does not include 1,560 shares of restricted common stock subject to approval in Proposal 5.

(7)	233 W. 47th Street, Kansas City, MO 64112.

(8)	Of the number of shares acquirable within 60 days, 333,333 are warrants granted to Mr. Seifert in connection with our senior secured subordinated debt financing; the warrants are immediately exercisable at $2.50 per share and expire on May 12, 2010.

(9)	Resigned effective January 15, 2004.

(10)	233 W. 47th Street, Kansas City, MO 64112. Shares beneficially owned are shares underlying warrants acquired in connection with our senior secured subordinated debt financing. The warrants are immediately exercisable at $2.50 per share and expire on May 12, 2010. The share ownership numbers reflected herein are as reported on Amendment No. 2 to Schedule 13D filed with the Securities and Exchange Commission on February 27, 2004. KCEP Ventures II, LP may be deemed to be a member of a group holding additional shares of our common stock or warrants to purchase our common stock, as more fully described in the Schedule 13D, as amended.

(11)	730 Fifth Avenue, 9th Floor, New York, NY 10019. The share ownership numbers reflected herein are as reported on Schedule 13G filed with the Securities and Exchange Commission on January 20, 2004.

(12)	411 Borel Avenue, San Mateo, CA 94402. The share ownership numbers reflected herein are as reported on Schedule 13D filed with the Securities and Exchange Commission on March 9, 2004, except the warrant shares, which are based on our records. The warrants were purchased in a private placement on February 20, 2004, are exercisable at $2.20 per share, and expire February 20, 2007.

PROPOSAL 1: ELECTION OF DIRECTORS

Our articles of incorporation and their amendments provide that our Board of Directors is to be divided into three classes as nearly equal in size as possible, with each class to be elected for a term expiring at the annual meeting of shareholders in the third year after election. The number of directors is to be determined by the Board from time to time, with a maximum of nine directors.

Following the resignations in 2003 and 2004 of two of our directors, the Board fixed the number of directors at seven, and reassigned Keith S. Bares to the class of directors with terms expiring in 2005. Mr. Bares was originally appointed in May 2003 to the class of directors with terms expiring in 2004, but was reassigned in January 2004 in order to establish one class of three directors and two classes of two directors.

Name and Principal Occupation or Employment	Age*	First Became A Director
Nominees for Terms Ending in 2007:

Gerald D. Van Eeckhout Chairman Emeritus, ACT Teleconferencing (1)	63	1989

Ronald J. Bach(2) Certified Public Accountant, Partner Deloitte & Touche – Retired 1991	70	1992

Continuing Directors With Terms Ending in 2006:

Mack V. Traynor, III(2)(3) Chairman of the Board, ACT Teleconferencing President and Chief Executive Officer, HEI, Inc.	45	2003

James F. Seifert(3)(4) Chairman and Chief Executive Officer, James F. Seifert & Sons LLC – Retired 1998	76	1991

Terry Matlack, Kansas City Equity Partners	48	2003

Continuing Director With Term Ending in 2005:

Keith S. Bares(3) Convergent Capital Partners I, LP	47	2003

Jules L. DeVigne(2) Executive Vice President, Polycom, Inc.	64	2003

*	Age as of April 12, 2004.

(1)	Gerald D. Van Eeckhout retired as our Chairman and Chief Executive Officer in December, 2003.

(2)	Member of the Finance and Audit Committee

(3)	Member of the Compensation Committee

(4)	Member of the Finance and Audit Committee pending Mr. DeVigne’s recovery from illness.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR TERMS ENDING IN 2007. THE TWO CANDIDATES RECEIVING THE HIGHEST NUMBER OF VOTES WILL BE ELECTED TO THE BOARD. IF NO DIRECTION IS GIVEN ON A DULY EXECUTED PROXY CARD THAT IS RETURNED TO US, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE CANDIDATES NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

Ronald J. Bach, a director since 1992, is a certified public accountant and was continuously employed by the firm of Deloitte and Touche from 1955 until his retirement in 1991, at which time he was partner in charge of its Bloomington, Minnesota office. He holds a bachelor’s degree in business administration from the University of Minnesota, and serves as a director of Hector Communications Corporation, an American Stock Exchange company primarily providing local telephone and cable television service. He is also a director of a number of privately held companies in which he has an ownership interest. He is a nominee for a term ending in 2007.

Keith S. Bares has more than 20 years of experience in investment banking and finance. He is a founder and partner of Convergent Capital, a Minneapolis-based investment company formed in 1998, focusing on mezzanine investments. Prior to founding Convergent, he spent 13 years at Salomon Brothers, Inc. and Merrill Lynch & Co. Previously, Mr. Bares worked at Norwest Corp. and Gelco Equipment Leasing Co. in credit and commercial lending. Mr. Bares’ education includes a bachelor’s degree from the University of St. Thomas, and a master’s of management degree from the J.L. Kellogg Graduate School of Management at Northwestern University. He was appointed to the Board on June 6, 2003, in connection with our subordinated debt financing described below under “Transactions with Related Parties.” His term as a director expires in 2005.

Jules L. DeVigne has been in the teleconferencing industry for 20 years, most recently as executive vice president of Polycom, Inc. He previously served from 1997 to 2001 as CEO of Accord Networks, a leading producer of multipoint control units for the conferencing industry, until Accord was purchased by Polycom in 2001. Prior to 1997, he served as vice president of worldwide sales for Video Server. Before entering the teleconferencing industry, he served in various worldwide and U.S. sales and marketing executive positions with Innovative Technologies, Netrix, Paradyne and IBM Corporation. Mr. DeVigne received his bachelor’s degree from Duke University. His term as a director ends in 2005.

Terry Matlack joined Kansas City Equity Partners, a Kansas City based private equity investment firm, as Partner in March 2001. Previously, he served as President of GreenStreet Capital, Inc., a private equity investment firm in Lenexa, Kansas. From 1995 to 2001 Mr. Matlack served in various operating roles for GreenStreet and its portfolio companies. While with GreenStreet, he served as president of Ameritel and later as the CEO of Evercom, Inc. (purchaser of Ameritel), a provider of specialized telecommunications services for inmate correctional facilities. He also served as president of the Council Grove Telephone Company, a local telephone exchange. Prior to GreenStreet, he was an executive with several communications companies, and has a background in corporate finance. Mr. Matlack holds the designation of Chartered Financial Analyst and is a licensed attorney in the State of Kansas. He holds a master’s of business administration degree and a juris doctorate from the University of Kansas, and a bachelor’s degree in business administration from Kansas State University. Mr. Matlack was appointed to the board on May 14, 2003 in connection with our subordinated debt financing described below under “Transactions with Related Parties,” and his term as a director ends in 2006.

James F. Seifert, one of our directors since 1991, was chairman and chief executive officer of James F. Seifert & Sons LLC from 1993 until 1998, when he retired. Mr. Seifert was previously chairman and chief executive officer of Grafton Group, Inc., doing business as Seifert’s, a women’s apparel chain that operated up to 234 stores in the upper Midwest. Mr. Seifert received his bachelor of science degree in commerce from the University of North Dakota in 1950. He is a former president of the University of North Dakota Foundation. His current term as a director ends in 2006.

Mack V. Traynor III, our Chairman, has been CEO and president of HEI, Inc, a Nasdaq-listed company specializing in the design and manufacture of ultra-miniature micro-electronic devices and products incorporating those devices, since March 2003, and a director of HEI since 1998. He also serves as president of Manitou Investments, a private investment and business management firm. Previously, Mr. Traynor served as president and chief executive officer of Supreme Companies, Inc., a privately held landscape and grounds maintenance company, from February 2002 to September 2003. Mr. Traynor also served as chief executive officer of Do The Good, Inc., a philanthropic software development company, from May 2001 until October 2001, and as chief financial officer of 10K Partners, Inc., a private investment company, from April 2000 until June 2000. Prior to that, Mr. Traynor served as president and chief executive officer of NeoNetworks, a privately-held development stage company designing high-speed data communications equipment, from October 1998 to April 2000. Mr. Traynor has a bachelor’s degree from St. Olaf College and a master’s of business administration degree from the University of Minnesota. His term as a director ends in 2006.

Gerald D. Van Eeckhout, one of our co-founders, retired as our chairman of the board and chief executive officer in December 2003. Prior to that, he had been our chief executive officer since 1989. From 1982 to 1989, Mr. Van Eeckhout was president, chief executive officer, and a director of ConferTech International, Inc., a teleconferencing services and manufacturing company, which was subsequently sold to Global Crossing. Before 1982, he served seven years as chief financial and administrative officer of Medtronic, Inc., five years as chief financial and planning officer at Pillsbury International Division, and eight years as a certified public accountant with Deloitte LP in Minneapolis, Minnesota. He received a bachelor of science degree from the University of North Dakota in 1962, and completed the Stanford Executive Institute in 1976. He also has been a national director of the American Electronic Association and president of the University of North Dakota Foundation. He is a nominee for a term ending in 2007.

Gene Warren, 51, joined us as chief operating officer in August 1996, and was appointed as our chief executive officer in December 2003. Mr. Warren came to us with over 20 years of executive and technical experience in telecommunications. From 1993 to 1996, Mr. Warren served as senior vice president of business development, operations, and technology at Global Access, a teleconferencing services company later acquired by Williams Communications and subsequently by Genesys Group. Prior to his employment by Global Access, he served as director of technical services for ConferTech International and senior director of technical support for MCI. Mr. Warren received a bachelor of science degree in physics and mathematics from Clark Atlanta University in 1975 and completed the Stanford Executive Institute.

Directors’ fees

Mack V. Traynor III, our chairman of the board, receives an annual director’s fee of $60,000, effective as of January 1, 2004, and the Board has granted him 200,000 options, the issuance of which is subject to shareholder approval. See Proposal 4. In addition, if the 2004 Equity Incentive Plan is approved (see Proposal 2), our non-executive directors, other than Mr. Traynor, Ronald J. Bach, and those directors nominated to the Board by our subordinated debt lenders, will receive grants of 10,000 shares of restricted stock and 20,000 options each. Keith Bares, who was appointed to the Board as one of the nominees of our subordinated debt lenders and who serves as chairman of the Compensation Committee, will receive a grant of 10,000 options, and Mr. Bach, who serves as chairman of the Finance and Audit Committee, will receive a grant of 10,000 shares of restricted stock and 30,000 options. Historically, we have made annual grants of options and restricted shares to our outside directors as compensation in lieu of directors’ fees, and these proposed grants are intended to continue this practice. We expect that we will continue to compensate our non-executive directors through grants of stock and options.

In 2001, we made a stock grant of 3,000 shares to each of our non-executive directors at a grant price of $5.00 per share, in addition to grants of 5,000 stock options at a $5.00 per share exercise price. In 2002, we granted 10,000 stock options with an exercise price of $4.00 per share to each of our non-executive directors. In 2003, we granted 20,000 stock options with an exercise price of $1.00 per share to each of James Seifert, Ronald Bach, and Donald Sturtevant, and we also granted each of those individuals 10,000 shares of restricted common stock. We also granted 7,500 stock options with an exercise price of $1.60, and 3,500 shares of restricted common stock, to newly appointed directors Jules L. DeVigne and Mack Traynor during 2003. The grant of 4,440 of the shares of restricted common stock to each of Messrs. Seifert and Bach, and of 1,560 of the shares to each of Messrs. DeVigne and Traynor, is subject to ratification by our shareholders. See Proposal 5. All options vest one year from the date of grant and expire ten years from the date of grant.

MEETING ATTENDANCE, COMMUNICATIONS WITH THE BOARD OF DIRECTORS,

COMMITTEES OF THE BOARD, AND DIRECTOR NOMINATIONS

The Board of Directors met in person or by teleconference 17 times during 2003. The Board began to hold regular monthly meetings in 2004, and meets informally and by teleconference as and when business circumstances require. The Board of Directors has a Finance and Audit Committee and a Compensation Committee, each comprised of three independent Board members. The Compensation Committee also serves as the nominating committee. Each director attended at least 75% of the Board meetings and 75% of committee meetings on which the director served during 2003. We encourage our directors to attend our annual shareholders meeting, subject to their availability and travel schedules. In 2003, four directors attended the annual meeting. Our Board has determined that each director other than Mr. Van Eeckhout is an “independent director” as defined in Nasdaq Marketplace Rule 4200(a)(15).

Shareholders may communicate with members of our Board by mail, by addressing their communications to one or more directors and sending them to our corporate headquarters at 1526 Cole Boulevard, Suite 300, Golden, Colorado, 80401. Such communications may be screened to ensure that inappropriate material is not sent to a director, however, all business-related correspondence will be provided to each director to whom the correspondence is addressed.

The Compensation Committee met four times during the last fiscal year, and is composed of independent directors as defined in Nasdaq Marketplace Rule 4200(a)(15). The purpose of the committee is to establish and execute compensation policy and programs for our executives and employees. It also determines the allocation of amounts to be paid under our incentive compensation plan and options to be granted under our stock option plan, and selects our nominees for election as directors, subject to the contractual rights of our subordinated lenders. Those lenders (other than James F. Seifert) have a right to appoint two members to our Board, to have one of these appointees serve on the Compensation Committee, and to be represented on the Board until their notes are paid off and they beneficially own an aggregate of less than 5% of our common stock on a fully diluted basis.

The committee does not have an express policy with regard to the consideration of director candidates recommended by our shareholders, because our bylaws permit any shareholder to nominate director candidates, and the committee believes it can adequately evaluate any such nominees on a case by case basis. A shareholder desiring to submit a recommendation should send it to us in a letter addressed to the Chair of the Compensation Committee, Keith S. Bares. The committee will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee, and shareholder meetings. Any candidate must state in advance his or her willingness to serve and interest in serving on our Board.

Our shareholders may also nominate one or more candidates for election as directors at our meeting, provided the shareholder delivers timely notice of the nomination in accordance with our bylaws. Such notice must furnish certain information about each nominee named by the shareholder, including the nominee’s name, age, business address, residence address, principal occupation or employment and such other information as is required pursuant to Regulation 14A under the Securities Exchange Act of 1934. The notice must also state the name and address of the shareholder making such nomination as they appear on our record books, the number of shares held by such shareholder, and certain representations. Shareholders wishing to make nominations should consult our bylaws, which are filed as an exhibit to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 21, 2001, for important information regarding the requirements for making a proper nomination.

The Finance and Audit Committee, which is composed of independent directors as defined in Nasdaq Marketplace Rule 4200(a)(15), and is governed by a written charter approved by the Board of Directors, met six times last fiscal year. The charter of the Finance and Audit Committee was amended in 2003, and is attached hereto as Appendix A. The primary purpose of the committee is to assist the Board of Directors in fulfilling its oversight responsibility of ensuring the quality and integrity of our auditing and financial reporting practices. One of the committee members, Jules L. DeVigne, has been replaced by James F. Seifert, pending Mr. DeVigne’s recovery from a serious illness. The Board of Directors has determined that Ronald J. Bach is an audit committee financial expert as defined under SEC rules.

REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Finance and Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls of the Company. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management and the independent auditors including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the audited financial statements and their conformity with generally accepted accounting principles, their judgments as to the quality, not just the acceptability and the consistency of application, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under Statement on Auditing Standards Number

61. In addition, the Committee discussed with the independent auditors their independence from management and the Company, including matters in the written disclosures required by the Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. The Committee also discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present.

The Committee recommended and the Board on October 28, 2003 approved the engagement of Hein + Associates LLP as independent auditors for the 2003 audit. The Committee has also retained Hein + Associates LLP as the Company’s independent auditors for the year ended December 31, 2004.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Ronald J. Bach, Chair

Mack V. Traynor III, Member

James F. Seifert, Member

April 29, 2004

PROPOSAL 2: ADOPTION OF THE 2004 EQUITY INCENTIVE PLAN

Our Board of Directors has adopted a new equity incentive plan titled the ACT Teleconferencing, Inc. 2004 Equity Incentive Plan, or “2004 Plan.” Adoption of the 2004 Plan is subject to shareholder approval at the Annual Meeting. The 2004 Plan is intended to replace our previous stock option plans and provide a plan under which we may grant shares of restricted stock or other types of equity-based compensation. The 2004 Plan is also intended to provide a plan under which we may compensate our non-employee directors. If the 2004 Plan is approved, no new awards will be granted under our previous stock option plans.

Our Board of Directors believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility within our company. We expect that the 2004 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to our success, and in motivating these individuals to strive to enhance our growth and profitability. The proposed 2004 Plan is intended to ensure that we will continue to have available a reasonable number of shares to meet these goals.

Our directors, officers, employees and consultants and prospective directors, officers, employees and consultants, as well as those of our affiliates, are eligible to participate in the 2004 Plan. As of January 1, 2004 there were approximately 387 employees, plus our non-executive directors, who would have been eligible to participate in the 2004 Plan.

The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, a copy of which is included as Appendix B to this proxy statement.

Administration

The 2004 Plan will be administered by the Compensation Committee of our Board of Directors or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). The body administering the 2004 Plan will be referred to in this description as the “plan administrator.” The plan administrator is authorized to delegate certain administrative responsibilities to individuals selected at its discretion. The plan administrator will determine the eligible individuals to whom awards under the 2004 Plan may be granted, as well as the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the life of any award, and any other terms and conditions of the grant in addition to those contained in the 2004 Plan. Each grant under the 2004 Plan will be confirmed by and subject to the terms of an award agreement. In addition, the plan administrator is granted the authority to, among other things, effect a reduction in the exercise price of outstanding options and take actions that would be treated as a “repricing” under generally accepted accounting principles.

Authorized Shares

The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2004 Plan will be 1,500,000. No participant may be granted stock options and stock appreciation rights covering in excess of 200,000 shares of common stock in any calendar year and no more than 200,000 shares of common stock may be subject to “qualified performance-based awards” granted to any eligible individual in any fiscal year. Other than these limits, there are no restrictions on the allocation of shares among the various types of awards authorized by the 2004 Plan. Shares that may be issued under the plan may be authorized but unissued shares or shares re-acquired and held in treasury.

If an award entitles the holder to receive or purchase shares, the number of shares covered by the award will be counted on the date of grant of the award against the aggregate number of shares available for granting awards under the plan. Any shares that are used by a participant as full or partial payment to us of the purchase price relating to an award, including in connection with the satisfaction of tax obligations relating to an award, will again be available for granting awards (other than incentive stock options) under the 2004 Plan. In addition, if any shares covered by an award or to which an award relates are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the plan to the extent of any such forfeiture or termination will again be available for granting awards under the plan.

In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, separations, spin-offs, liquidations, reorganizations or other distributions of stock by us, including an extraordinary stock or cash dividend, the plan administrator or our Board of Directors may make adjustments in:

•	the aggregate number and kind of shares reserved for issuance under the 2004 Plan;

•	the maximum share limitations upon stock options, incentive stock options, stock appreciation rights and other awards to be granted to any individual;

•	the number, kind and exercise price or strike price of outstanding stock options and stock appreciation rights;

•	the number and kind of shares subject to other outstanding awards granted under the 2004 Plan; and

•	any other equitable substitutions or adjustments that the plan administrator or our Board of Directors determines to be appropriate in its sole discretion.

Stock Options

The plan administrator may grant stock options, which may be non-qualified stock options or incentive stock options (ISOs) to eligible individuals. The exercise price per share purchasable under a stock option will be determined by the plan administrator, but, unless otherwise determined by the plan administrator, the exercise price will not be less than 100 percent of the fair market value of a share on the date of grant. The term of each stock option will be fixed by the plan administrator at the time of grant, but in no event may it be more than 10 years from the date of grant. The plan administrator will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made. Any ISO authorized under the plan will contain such provisions as the plan administrator deems advisable, but will contain all provisions required in order to qualify the stock option as an ISO.

Stock Appreciation Rights

The plan administrator may grant stock appreciation rights to eligible individuals subject to the terms of the 2004 Plan, which rights may be granted in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the plan administrator. Each stock appreciation right granted under the plan will confer on the holder upon exercise the right to receive, as determined by the plan administrator, cash or a number of shares equal to the excess of (A) the fair market value of one share on the date of exercise (or, if the plan administrator determines, at any time during a specified period before or after the date of exercise) over (B) the grant price of the stock appreciation right as determined by the plan administrator, which grant price will not be less than 100 percent of the fair market value of one share on the date of grant of the stock appreciation right, unless otherwise determined by the plan administrator. Subject to the terms of the 2004 Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any stock appreciation right will be as determined by the plan administrator, but in no event may the term of a stock appreciation right be longer than ten years.

Restricted Stock

Shares of restricted stock will be subject to restrictions as the plan administrator may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the plan administrator may deem appropriate. The grant or vesting of restricted stock may be performance-based or time-based or both. Restricted stock grants may be “qualified performance-based awards,” in which the grant or vesting of such restricted stock will be conditioned upon the attainment of performance goals. Except as otherwise determined by the plan administrator, upon a participant’s termination of employment (as determined under criteria established by the plan administrator) during the restriction period, all shares of restricted stock subject to restriction will be forfeited and reacquired by us, except that the plan administrator may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock. If the grant is intended to be a “qualified performance-based award,” these goals must be based on the attainment of specified levels of one or more of the following measures: market share; sales; asset quality; non-performing assets; revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; return on operating assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels or cost savings; or improvement in or attainment of working capital levels. These goals may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries and can be on an absolute or relative basis. A “qualified performance-based award” is a grant of restricted stock designated as such by the plan administrator at the time of grant based upon a determination that (A) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock awards and (B) the plan administrator wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code. The plan administrator will specify the performance goals to which any “qualified performance-based award” will be subject.

The provisions of restricted stock including any applicable performance goals need not be the same with respect to each participant. During the restriction period, the plan administrator may require that stock certificates evidencing restricted shares be held by us. Other than these restrictions on transfer and any other restrictions the plan administrator may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

Performance Awards

The plan administrator may also grant performance awards to eligible individuals. A performance award (A) may be denominated or payable in cash, shares, other securities, other awards or other property and (B) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals as the plan administrator establishes. Subject to the terms of the plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the plan administrator. The plan administrator may, prior to or at the time of the grant, designate performance awards as “qualified performance-based awards,” in which event it will condition the settlement of the awards upon the attainment of performance goals.

Other Stock-Based Awards

Other awards of common stock and other awards that are valued by reference to, or otherwise based upon common stock, including without limitation dividend equivalents and convertible debentures, may also be granted under the 2004 Plan, either alone or in conjunction with other awards.

Transferability of Awards

Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the plan administrator, nonqualified stock options, any associated tandem stock appreciation rights, and freestanding stock appreciation rights may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. Stock options and stock appreciation rights may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

Change in Control

Notwithstanding any other provision of the 2004 Plan to the contrary, unless otherwise provided by the plan administrator in any award agreement, in the event of a change in control as defined in the 2004 Plan:

•	any stock options and stock appreciation rights outstanding as of the date of such change in control, and which are not then exercisable and vested, will become fully exercisable and vested;

•	the restrictions and deferral limitations applicable to any restricted stock will lapse, and such restricted stock will become free of all restrictions and become fully vested;

•	all performance awards will be considered to be earned and payable in full; and

•	any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the plan administrator, as promptly as is practicable.

All restrictions on other awards will lapse and such awards will become free of all restrictions and fully vested.

Amendments and Termination

Our Board of Directors may at any time amend, alter or discontinue the 2004 Plan, but no amendment may be made without the approval of our shareholders to the extent such approval is required by applicable law or stock exchange rules, and no amendment may be made that can increase the number of shares granted under the plan or would cause us not to be able to grant ISOs, without shareholder approval. The plan administrator may amend the terms of any outstanding stock option or other award but no such amendment may cause a “qualified performance-based award” to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder’s consent.

In the event an award is granted to an individual who is employed outside the United States and who is not compensated from a payroll maintained in the United States, the plan administrator may, in its sole discretion, modify the provisions of the grant as they pertain to such individual to achieve the purposes of the 2004 Plan.

Term of the Plan

Unless earlier terminated by our Board of Directors, the 2004 Plan will terminate on the tenth anniversary of the date that it was approved by our shareholders.

Summary of Federal Income Tax Consequences

The 2004 Plan is designed to preserve our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain awards granted under the 2004 Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the 2004 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 2004 Plan limits the sizes of such awards as further described below. While we believe that for federal income tax purposes we will generally be able to deduct the compensation expense related to awards under the 2004 Plan, under certain circumstances, such as a change in control of us, compensation paid in settlement of performance share and performance unit awards may not qualify as “performance-based.” By approving the 2004 Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the 2004 Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made subject to certain awards, and the other material terms of the awards described above.

Stock Options

The tax consequences of options granted under the plan are complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant federal income tax consequences of the plan, under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Code, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or interpretations of such laws, change in the future, the information provided here may no longer be accurate. This section does not consider state, local, or foreign tax consequences nor does it discuss the effect of gift, estate, or inheritance taxes—except with respect to transferred options.

No later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the 2004 Plan, the participant must pay us, or make arrangements satisfactory to us regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Our obligations under the 2004 Plan are conditional on such payment or arrangements, and will, to the extent permitted by law, be entitled to take such action and establish such procedures as we deem appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from a participant.

A participant will not recognize any taxable income and we will not be entitled to a deduction when a non-qualified option is granted. When a non-qualified option is exercised, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price will be taxable to a participant as ordinary income. We, in computing our U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the participant, subject to certain limitations. When a participant sells his or her shares of stock, the participant generally will have a capital gain (or loss), depending on the difference between the sale price and the fair market value of the stock on the date the participant exercised his or her option. The capital gain (or loss) is considered “long term” or “short term” depending on how long the participant has held such stock.

A participant will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will be includible in alternative minimum taxable income, and, thereby, may subject the participant to the alternative minimum tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO, after the later of (A) two years from the date of grant of the ISO or (B) one year after the transfer of the shares to the participant (the “ISO Holding Period”), the participant will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock’s selling price and the exercise price. We are not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if a participant disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock

Unless the participant files an election to be taxed under Section 83(b) of the Code, (A) the participant will not realize income upon the grant of restricted stock, (B) the participant will realize ordinary income and we will be entitled to a corresponding deduction when the restrictions have been removed or expire and (C) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and the company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

Performance Awards

Participants generally will recognize no income upon the grant of performance unit awards. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the amount taken into income at the time the shares were received, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED ADOPTION OF THE 2004 EQUITY INCENTIVE PLAN, AND THE RESERVATION OF 1,500,000 SHARES OF COMMON STOCK FOR ISSUANCE IN CONNECTION WITH AWARDS MADE UNDER THE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THIS PROPOSAL IS NECESSARY FOR THE APPROVAL OF THE PROPOSED ADOPTION. IF NO DIRECTION IS GIVEN ON A DULY EXECUTED PROXY CARD THAT IS RETURNED TO US, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE PROPOSED ADOPTION.

PROPOSAL 3: AMENDMENT TO EMPLOYEE STOCK

PURCHASE PLAN OF 1998

In order to encourage stock ownership by employees, which we believe provides incentives for our employees to work for our continued success, and aligns the interests of our employees with those of our shareholders, we adopted the Employee Stock Purchase Plan in 1998. Under the Employee Stock Purchase Plan as amended, or “1998 Plan,” a maximum of 300,000 shares of common stock are available for purchase by eligible employees, as described below. All of the shares available under the 1998 Plan have been purchased by employees, and accordingly the Board has recommended that we reserve an additional 200,000 shares of common stock to be available under the 1998 Plan. Thus, if this Proposal is approved by the shareholders, the 1998 Plan will be reflect total available shares of 500,000.

All other terms of the plan will remain the same.

The following discussion summarizes and describes the features of the 1998 Plan prior to the proposed amendments, but you should carefully read the entire 1998 Plan, which is attached hereto (as proposed to be amended) as Appendix C.

Operation of Plan

Under the terms of the 1998 Plan, participating employees may designate a percentage of their regular salary, in whole percentage points up to a maximum of 10%, to be deducted from their salary and deposited in an account set aside for such employee’s participation in the 1998 Plan. At the end of each Purchase Period (as defined below), employees may use the amounts set aside in their plan accounts to purchase shares of our common stock for a price equal to 85% of the fair market value of our common stock on the first or last day of such Purchase Period, whichever is lower. Notwithstanding the foregoing, employees may not purchase more than 2,500 shares in a given Purchase Period, and may not purchase more than $25,000 in fair market value of shares of common stock during any calendar year.

“Purchase Period” means a six month period ending on the last day of June or December of each year (or another period determined by the Compensation Committee).

Any eligible employee may elect to become a participant in the 1998 Plan for any Purchase Period by filing an enrollment form in advance of the Purchase Period to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Purchase Period and continuing until the employee modifies his or her authorization, withdraws from the 1998 Plan or ceases to be eligible to participate.

Administration and Terms

The 1998 Plan is administered by a committee of three or more disinterested directors, to be appointed from time to time by our Board of Directors. The Compensation Committee of the Board currently administers the 1998 Plan. Subject to the provisions of the plan, the committee is authorized to resolve any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

All our employees and our affiliates’ employees are eligible to participate in the 1998 Plan for any Purchase Period so long as, on the first day of such Purchase Period, the employee is customarily employed at least 20 hours per week. However, no employee may participate in the 1998 Plan if such employee would be deemed for purposes of the Internal Revenue Code to own stock possessing 5% or more of the total combined voting power or value of all classes of our stock. As of January 1, 2004, we had approximately 387 employees who are eligible to participate in the plan.

The amount of payroll deductions made on behalf of any participant in the 1998 Plan may be modified by the participant, or such deductions may be terminated, at any time during a Purchase Period. If deductions are terminated, they may not be resumed until the next succeeding Purchase Period. A participant may also withdraw from the 1998 Plan during any Purchase Period and receive the amounts in his or her plan account in cash, and in such case may not be reinstated as a participant until the next succeeding Purchase Period.

If the employment of a participant employee terminates for any reason, including death, disability, or retirement, the entire balance in the participant’s plan account will be applied to the purchase of shares as of the last day of the Purchase Period in which the participant’s employment terminated, unless the participant requests a refund in cash within 15 days the termination of his or her employment.

Federal Income Tax Considerations

Payroll deductions under the Plan will be made after taxes. Participants will not recognize any additional income as a result of participation in the Plan until the disposal of shares acquired under the Purchase Plan or the death of the Participant. Participants who hold their shares for more than 18 months after the end of the Purchase Period or die while holding their shares will recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant or (ii) 15% of the fair market value of the shares on the first day of the Purchase Period in which the shares were purchased. If the 18-month holding period has been satisfied when the participant sells the shares or if the participant dies while holding the shares, we will not be entitled to any deduction in connection with the transfer of such shares to the participant.

Participants who dispose of their shares within 18 months after the shares were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, we generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the Purchase Plan will be capital gain or loss.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENTS TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN AS DISCUSSED IN THIS PROXY STATEMENT. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THIS PROPOSAL IS NECESSARY FOR THE APPROVAL OF THE PROPOSED AMENDMENT. IF NO DIRECTION IS GIVEN ON A DULY EXECUTED PROXY CARD THAT IS RETURNED TO US, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE PROPOSED AMENDMENTS.

PROPOSAL 4: APPROVAL OF THE BOARD’S RECOMMENDATION OF A GRANT

OF 200,000 STOCK OPTIONS TO OUR CHAIRMAN OF THE BOARD

Our Board of Directors elected Mack V. Traynor III as Chairman on December 10, 2003. We will compensate Mr. Traynor for his services as Chairman with a quarterly directors’ fee of $15,000 and the recommended grant of 200,000 options to purchase our common stock. The exercise price of the options will be the trading price of our common stock at the close of the Nasdaq market on the date of our annual shareholders meeting. If the exercise price exceeds $1.21 per share (the closing market price on December 10, 2003) we will pay Mr. Traynor an amount equal to the difference between $1.21 and the exercise price for all options exercised, as of the date of exercise. Payment will be due within 30 days following exercise and, at our option, may be made in cash or wholly or in part by the delivery of restricted shares of common stock at the closing price on the date of exercise.

The 200,000 option grant is divided into two classes. Class I includes 100,000 options, expiring ten years from the date of shareholder approval, which will vest 20,000 options per year on December 10 of each year from 2004 through 2008. However, the vesting schedule of Class I options shall accelerate and all previously unvested options shall fully vest on the date, if ever, on which the closing price of our common stock has exceeded $5.00 per share for any ten consecutive trading days. Class II includes 100,000 options which expire on the same date as Class I options but shall vest at the rate of 20,000 on December 10 of each year from 2009 through 2013 and accelerate to full vesting on the date, if ever, on which the closing price of our common stock exceeds $10.00 per share for any ten consecutive trading days. As in the case with all option grants under the Stock Option Plan of 2000, all options fully vest immediately prior to the closing of a transaction resulting in the sale, merger, or consolidation of our company.

If Mr. Traynor’s tenure as Chairman is terminated by the Board for cause or by Mr. Traynor’s resignation, options that have not yet vested shall be deemed cancelled as of the date of such termination. All vested Class I options shall remain in effect to the end of their ten year term, and vested Class II options shall expire on the earlier of one year following such termination or the end of their ten year term. If Mr. Traynor’s role as chairman is terminated by reason of his disability or death, Class I options that have not yet vested shall be deemed vested immediately, and shall expire as stated above for the Class I options; however, Class II options that have not vested shall be deemed cancelled as of the date of disability or death. For the purposes of this resolution, “cause” means (a) a material breach of (i) Mr. Traynor’s duties as a member of the Board or as Chairman, (ii) his obligations under his compensation package, or (iii) his fiduciary obligations to the company; (b) conduct of Mr. Traynor that reflects adversely on the company; or (c) the failure of the company’s common stock to attain a closing price of $10.00 per share, as quoted on Nasdaq, for ten consecutive trading days, by December 10, 2008.

The grant of options to Mr. Traynor is conditioned upon receipt of the approval of a majority of the shares present in person or by proxy at the annual meeting, and the grants will not be effective until such approval is granted. In the event all or any part of the grant is not completed for any reason, including but not limited to failure of the shareholders to approve it or issues with respect to regulatory, income tax, or accounting matters which cannot be resolved in the best interest of the company, we have agreed to provide Mr. Traynor with compensation of substantially similar value in a form and manner to be mutually agreed between the Board and Mr. Traynor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE GRANT OF STOCK OPTIONS TO MR. TRAYNOR. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THIS PROPOSAL IS NECESSARY FOR THE APPROVAL OF THE PROPOSED GRANT. IF NO DIRECTION IS GIVEN ON A DULY EXECUTED PROXY CARD THAT IS RETURNED TO US, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE PROPOSED GRANT.

PROPOSAL 5: APPROVAL OF THE BOARD’S RECOMMENDATION OF

A GRANT OF AN AGGREGATE OF 12,000 STOCK OPTIONS

TO CERTAIN NON-EMPLOYEE DIRECTORS

In 2003, we granted 10,000 shares of restricted common stock to each of James F. Seifert and Ronald J. Bach, and 3,500 shares of restricted common stock to Jules L. DeVigne and Mack V. Traynor III. These grants were part of the compensation we paid to each of these individuals in consideration of their services as non-employee directors on our Board of Directors. Of these grants, the grant of 4,440 of the shares of restricted common stock to each of Messrs. Seifert and Bach, and of 1,560 of the shares to each of Messrs. DeVigne and Traynor, are required to be ratified by our shareholders in order to comply with Nasdaq listing standards.

In order for these grants to be effective, they must be approved by a majority of the shares present in person or by proxy at the annual meeting, and the grants will not be effective until such approval is granted. We believe that the grants are part of a reasonable compensation structure that will allow us to retain what we consider to be extremely capable directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE GRANT OF SHARES OF RESTRICTED STOCK TO MR. SEIFERT, MR. BACH, MR. DEVIGNE AND MR. TRAYNOR. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THIS PROPOSAL IS NECESSARY FOR THE APPROVAL OF THE PROPOSED GRANT. IF NO DIRECTION IS GIVEN ON A DULY EXECUTED PROXY CARD THAT IS RETURNED TO US, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE PROPOSED GRANT.

TABLE OF AGGREGATE NEW PLAN BENEFITS

UNDER PROPOSALS 2 - 5

The following table sets forth the total known benefits to be received in 2004 by each officer named in the summary compensation table above, by all current executive officers as a group, by our non-executive directors as a group, and by all of our employees as a group. Benefits to be received under the 2004 Equity Incentive Plan, as proposed to be adopted in Proposal 2, will be determined at the discretion of the Compensation Committee of our Board of Directors and as such are not determinable at this time, except that grants of restricted stock and stock options have been promised to certain directors pending shareholder approval of the plan. Additional benefits not reflected in this table may, however, be issued to the individuals named below. Benefits to be received under the 1998 Employee Stock Purchase Plan, as proposed to be amended in Proposal 3, are dependent upon individual participation and as such are not determinable at this time, except that non-executive directors are not eligible to participate in the plan.

	Proposal 2		Proposal 3	Proposal 4	Proposal 5
Name	# shares	# options	# shares	# shares	# shares
Gerald D. Van Eeckhout	*	*	*	—	—
Gene Warren	*	*	*	—	—
Gavin J. Thomson	*	*	*	—	—
All executive officers	*	*	*	—	—
All non-executive directors	30,000	80,000	—	200,000	12,000
All employees other than executive officers	*	*	*	—	—

* - Not determinable

Equity Compensation

We reward our employees with equity compensation in the form of stock options, stock grants, and participation in our Employee Stock Purchase Plan. The following table summarizes our equity compensation plans as of December 31, 2003.

	Number of Shares Underlying Outstanding Options/Grants	Weighted Average Exercise/Grant Price	Shares Remaining for Future Issuance Under Equity Compensation Plans
Plans approved by shareholders	1,445,161(1)	3.44(1)	89,617(2)

(1)	Reflects options granted under our Stock Option Plan of 1991, Stock Option Plan of 1996, as amended, and Stock Option Plan of 2000, as amended. As of December 31, 2003, 841,836 of these options are exercisable, at a weighted average exercise price of $4.31.

(2)	Reflects options remaining available for grant under our stock option plans, as amended, and shares remaining available for issuance under our Employee Stock Purchase Plan of 1998, as amended (but not including the amendment being considered by shareholders at the annual meeting under Proposal 3).

PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES LLP

AS OUR INDEPENDENT ACCOUNTANTS.

On October 28, 2003, at the recommendation of our Finance and Audit Committee, we engaged Hein + Associates LLP as independent auditors to replace the firm of Ernst & Young LLP, who were dismissed as our accountant on that date. Hein + Associates LLP audited our financial statements for the fiscal year ending December 31, 2003, and the Finance and Audit Committee considers such firm to be highly qualified.

The audit reports of Ernst & Young LLP regarding our financial statements for the years ended December 31, 2002 and 2001 do not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. We did not have any disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our two most recent fiscal years or the interim period from December 31, 2002 through the date of this report, and ACT has not consulted with Hein + Associates LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

We provided Ernst & Young LLP with a copy of the foregoing disclosures concurrently with our filing with the Securities and Exchange Commission of a Current Report on Form 8-K on November 3, 2003, and Ernst & Young LLP has furnished a letter stating that it agrees with such disclosure, subject to limitations for portions of the disclosure about which Ernst & Young LLP had no knowledge.

Audit Fees. Hein + Associates LLP billed us $261,554 for audit services related to the fiscal year ended December 31, 2003.

Audit-Related Fees. Hein + Associates LLP billed us $261,554 for audit-related services for the fiscal year ended December 31, 2003. All fees relate to the December 31, 2003 audit and the preparation of registration statements we have filed with the SEC.

Hein + Associates LLP has not yet submitted their final bill to us, and accordingly the audit and audit-related fees reported above are estimates. We do not expect that the ultimate bill will differ materially from the amounts reported above.

Tax Fees. Hein + Associates LLP billed us $0 for tax services for the fiscal year ended December 31, 2003.

All Other Fees. Hein + Associates LLP billed us $0 for all other services for the fiscal year ended December 31, 2003.

Our Finance and Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to us by our independent auditors (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent auditors and our management are required to periodically report to the Finance and Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

The Finance and Audit Committee has considered the effect that provision of the services described under “All Other Fees” may have on the independence of Hein + Associates LLP and has determined that provision of those services is compatible with maintaining the independence of Hein + Associates LLP as our independent auditors.

Our Board of Directors wishes to submit the Finance and Audit Committee’s selection of Hein + Associates LLP as our auditors for the fiscal year ending December 31, 2004 for shareholders’ ratification at the meeting. If the shareholders do not ratify the Finance and Audit Committee’s selection of Hein + Associates LLP, the committee will reconsider its selection.

A representative from Hein + Associates LLP is expected to be available at the annual shareholders’ meeting and will have an opportunity to make a statement if the representative so desires. The representative is expected to be available to respond to appropriate questions.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to each individual who served as our chief executive officer during 2003, and our four other most highly compensated officers (including our executive officers and officers of our operating subsidiaries) for the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001. All amounts are in U.S. dollars.

	Annual Compensation			Long-term Compensation Awards
Name	Year	Salary	Bonus	Restricted Stock Awards ($)		Securities Underlying Options (#) (1)		All Other Compensation ($)
Gerald D. Van Eeckhout (Chariman Emeritus, former Chief Executive Officer)	2003 2002 2001	$329,306 225,500 230,000	$6,300 15,000	$112,249 10,957	(5)(13) (5)	100,957 30,957	(2)(13) (6)	$13,485 13,471 35,471	(3)(4) (3)(4)
Gene Warren (Chief Executive Officer)	2003 2002 2001	189,635 217,980 230,000	322,584 224,130 35,377	81,438 9,176	(5) (5)	109,176 29,176	(9) (6)	290,393 14,514 6,000	(4)(8)(12) (4)(7) (4)
Gavin J. Thomson (Former Chief Financial Officer)	2003 2002 2001	167,052 189,063 200,000	20,000 30,000 21,336	38,650 7,979	(10) (5)	37,979 27,979 20,000	(11) (6) (8)	6,000 6,000 6,000	(4) (4) (4)

(1)	All options are for the purchase of common stock.

(2)	70,000 options were granted on January 15, 2003 at an exercise price of $1.00 per share with an expiration of ten years from the date of grant and vesting at 50% per year. The remaining 10,957 options were granted with an exercise price of $1.41 per share, 100% vesting, and expiration of October 1, 2012.

(3)	Includes an annual disability insurance premium payment of $1,985 per year and a split life insurance policy.

(4)	Includes car allowances.

(5)	Relates to stock grants made as part of the 2002 Performance Incentive Plan.

(6)	20,000 options granted on June 28, 2002 at an exercise price of $2.90 per share to each of Messrs. Warren, Thomson and Van Eeckhout. These options expire ten years from the date of grant and vest at 25% per year. The balance was granted under the 2002 Performance Incentive Plan with an exercise price of $1.41, are 100% vested, and expire October 1, 2012.

(7)	Includes a disability insurance premium payment of $8,812 per year.

(8)	Options granted on September 10, 2001 at an exercise price of $5.00 per share. These options expire ten years from the date of grant and vest at 25% per year.

(9)	9,176 options were granted with an exercise price of $1.41 per share, 100% vesting and an expiration of October 1, 2012. The remaining 100,000 options were granted on January 15, 2003 at an exercise price of $1.00 per share, an expiration of January 15, 2013, and vesting of 50% per year.

(10)	7,979 options were granted under the 2002 Performance Incentive Plan and the remaining 20,000 options were granted on January 15, 2003 at an exercise price of $1.00 per share, expiration of January 15, 2013, and vesting of 50% per year.

(11)	7,979 options were granted under the 2002 Performance Incentive Plan and the remaining 30,000 options were granted on January 15, 2003 at an exercise price of $1.00 per share, expiration of January 15, 2013 and vesting of 50% per year.

(12)	Forgiveness of notes receivable in the amount of $275,581.

(13)	80,000 shares of restricted common stock, valued at $1.21 per share, and 20,000 stock options with an exercise price of $1.21, were granted under Executive Employment Agreement dated December 10, 2003.

The table below summarizes options granted to the executives named in the above table of annual compensation during 2003.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted	Exercise Price		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
						5%	10%
Gerald Van Eeckhout	20,000 70,000 10,957	5% 20% 3%	$ $ $	1.21 1.00 1.41	1/2/14 1/15/13 10/1/12	15,219 44,022 9,727	38,569 111,562 24,551
Gene Warren	100,000 9,176	28% 3%	$ $	1.00 1.41	1/15/13 10/1/12	62,889 8,151	159,374 20,571
Gavin J. Thomson	30,000 7,979	8% 3%	$ $	1.00 1.41	1/15/13 10/1/12	18,867 7,088	47,812 17,888

(1)	As required by Securities and Exchange Commission rules, the dollar amounts in the last two columns represent the hypothetical gain or “option spread” that would exist for the options based on assumed 5% and 10% annual compounded rates of appreciation in the price of our common stock over the full ten-year option term (resulting in 63% and 159% appreciation, respectively). These prescribed rates are not intended to forecast possible future appreciation, if any, of our common stock.

The table below summarizes options exercised during 2003, and indicates the value of unexercised options held by the named executives at fiscal year end at the closing share price of $1.08 per share on December 31, 2003 (last trading day of the year):

Name	Shares Acquired on Exercise	Value Realized	Number of Securities underlying unexercised options at December 31, 2003				Value of Unexercised In-the-Money options at December 31, 2003
			Exercisable		Unexercisable		Exercisable	Unexercisable
Gerald Van Eeckhout	0	0	92,446		115,000		0	70,000
Gavin Thomson	0	0	114,276	(1)	55,000	(1)	0	30,000
Gene Warren	0	0	113,679		125,000		0	100,000

(1)	Mr. Thomson resigned as our Chief Financial Officer on March 15, 2004. All of his options expire March 15, 2005.

Certain of our officers have adopted or intend to adopt written plans, known as Rule 10b5-1 plans, in which they have contracted or will contract with broker-dealers to exercise their stock options and sell shares of our common stock. Transactions will occur on dates identified when the plans were adopted.

COMPENSATION COMMITTEE REPORT

ACT Teleconferencing, Inc.’s overall compensation philosophy is as follows:

•	Attract and retain quality talent, which is critical to both the short-term and long-term success of the company.
•	Reinforce strategic performance objectives through the use of incentive compensation programs.
•	Create a mutuality of interest between executive officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making.
•	Ensure that compensation has been and will continue to be tax deductible.

The Committee’s approach to base compensation is to offer competitive salaries in comparison with market practices. The Committee annually examines market compensation levels and trends observed in the labor market. Market information is used as a frame of reference for annual salary adjustments and starting salaries.

The committee makes salary decisions in an annual review with input from the CEO. This annual review considers the decision-making responsibilities of each position and the experience, work performance, and team-building skills of position incumbents.

For executive officers, bonus consideration is given to overall corporate or regional performance. For our corporate executive officers, our guideline for bonuses is 3% of the yearly increase in consolidated after tax net income. For the executives of our subsidiaries, our bonus guideline is 1% of the yearly increase in consolidated after tax net income plus 2% of the executive’s respective regional yearly increase in after tax net income. In addition, discretionary bonuses can be paid based on individual achievements not rewarded under the fixed percentage calculation. This bonus structure supports the accomplishment of overall objectives and rewards individual contributions by our executive officers. Individual annual bonus level targets are consistent with market practices for positions with comparable decision-making responsibilities.

ACT Teleconferencing, Inc. has a stock option plan as embodied in the 1996, 1998, and 2000 plans, as amended, which the Committee uses for long-term officer compensation. We establish targeted or projected values of long-term awards at the date of grant by considering observed market practices for similar positions, term of employment, and individual performance.

The Committee is comprised of the following members, all of whom are non-executive directors:

Keith S. Bares, Chair

James F. Seifert, Member

Mack V. Traynor III, Member

Insider Participation in Compensation Decisions

On January 6, 2003, we entered into a loan agreement for $500,000 provided by Mr. Seifert, who is a member of the Compensation Committee. The loan bore interest at 12% and matured on May 6, 2003. On May 12, 2003 we entered into an agreement with certain investors to issue $7.308 million in senior secured subordinated notes, and warrants to purchase our common stock. A personal trust controlled by Mr. Seifert contributed $1 million to the financing, of which $500,000 (plus accrued and unpaid interest thereon) was originally provided to us in connection with the loan on January 6, 2003. The trust purchased $1.04 million principal amount of the notes and 333,333 warrants, and the bridge note we originally issued to Mr. Seifert was cancelled. In addition, an affiliate of Convergent Capital, of which Mr. Bares, Chairman of the Compensation Committee, is a partner, contributed $1.63 million to the financing in return for $1.7 million principal amount of the notes and 541,667 warrants.

Key Employee Agreements

Gene Warren executed an employment agreement in connection with our financing in May 2003 that provides for salary at no less than his salary during 2003, and that prohibits him from providing services to a competitor for three years following the termination of his employment. The agreement entitles Mr. Warren to three months’ base salary at his current salary, plus a bonus payment equal to such payment of three months’ base salary, in the event we terminate his employment without cause. In addition to the employment agreement, we have executed an executive agreement with Mr. Warren as of April 1, 1999, and as amended on July 26, 1999. If any person that is not our affiliate takes control of us, the takeover triggers the effective date of the executive agreement. If Mr. Warren is dismissed without cause or leaves for good reason as defined under the executive agreement, he is entitled to three years’ salary and a bonus that is determined according to the Board of Directors’ bonus policy.

Our United Kingdom subsidiary has a service agreement with its managing director, David L. Holden, which expires on December 31, 2005 or upon six months’ written notice by either the employer or employee. Under this agreement, Mr. Holden receives a minimum base salary of £75,000 per year and a performance-related bonus as determined from time to time.

We executed an executive employment agreement with Gerald D. Van Eeckhout, effective as of December 10, 2003, providing for our continued employment of Mr. Van Eeckhout through December 31, 2006. This Agreement supersedes our prior employment agreement with Mr. Van Eeckhout. The agreement entitles Mr. Van Eeckhout to salary of $160,000 in 2004 and $80,000 in each of 2005 and 2006, with two potential bonuses of $80,000 per year, payable in 2005, 2006, or 2007, conditional on achievement of certain operating pre-tax earnings targets. The agreement also provides for grants to Mr. Van Eeckhout of 100,000 shares of restricted common stock at $1.21 per share. The agreement was amended to provide equivalent compensation in the form of 80,000 shares under the Performance Incentive Plan and 20,000 options under the Stock Option Plan of 2000. The agreement also provides for insurance and other benefits at substantially the same levels as were in effect immediately prior to execution of the agreement, and such benefits will continue through 2006 regardless of any earlier termination of the agreement. The terms of the agreement also extend Mr. Van Eeckhout’s covenants to protect and hold confidential our trade secrets and not to compete with us through December 31, 2006.

Gavin J. Thomson resigned as our chief financial officer effective March 15, 2004. We executed a severance agreement with Mr. Thomson providing for continuation of his salary and benefits for six months, and continuing thereafter until the earlier of the one year anniversary of the agreement or Mr. Thomson’s securing comparable employment. The agreement also extends the expiration date of Mr. Thomson’s vested stock options to March 15, 2005; vested options with expiration dates after March 15, 2006 will expire in accordance with their terms.

Key Employee Insurance

We maintain a key-employee life insurance policy on the lives of all of our senior executives in amounts ranging from $500,000 to $1.8 million; the major portion of proceeds are payable to us, with the remainder payable to the executive’s estate. The intended purpose of these policies is to assist us in replacing these executives and in making other adjustments in operations if they die. Our United Kingdom subsidiary holds an additional life insurance policy on the life of David L. Holden in the event of his death in the amount of £1,090,000, payable to the subsidiary. The proceeds are for the purpose of managing the subsidiary and recruiting a successor.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our shares, and upon representations from those persons, all Securities and Exchange Commission stock ownership reports required to be filed by those reporting persons during 2003 were made timely, except that Terry Matlack filed his Form 3 late upon being appointed as a director; Gerald and Carolyn Van Eeckhout filed 2 Forms 4 late, reporting 6 transactions; Keith Bares failed to file 1 Form 4, reporting 1 stock grant; Gene Warren filed 2 Forms 4 late, reporting 3 transactions; Gavin Thomson filed 1 Form 4 late, reporting 2 transactions; and Mack Traynor, Jules L. DeVigne, and Ron Bach each filed 2 Forms 4 late, reporting 2 transactions.

Code of Ethics

We have adopted a Corporate Code of Ethics and Business Conduct that applies to all of our employees, including our principal executive officer, principal financial officer, and principal accounting officer. The Corporate Code of Ethics and Business Conduct is available on the investor relations page of our web site at www.acttel.com. We intend to disclose on our web site any amendments to or waivers of the code applicable to our principal executive officer, principal financial officer, chief accounting officer, controller and treasurer and other persons performing similar functions within five business days following the date of such amendment or waiver.

Transactions With Related Parties

In 2001, we loaned Gene Warren $227,752. The aggregate outstanding balance of the loan was $268,464 on December 31, 2002. This loan bore interest at a rate of 7.5%, was due June 30, 2003, and was secured by Mr. Warren’s tangible personal property. The purpose of this loan was to retain Mr. Warren, the key executive responsible for implementing our worldwide network. In May 2003, we agreed to cancel the loan in consideration of Mr. Warren’s execution of his current employment agreement, as described above under “Key Employee Agreements.”

In July 2001 and subsequently in July 2002, the Board of Directors authorized a loan with recourse to Gerald Van Eeckhout in the amount of $466,757. The purpose of this loan was to assist Mr. Van Eeckhout in exercising stock options. The loan is secured by a general pledge of Mr. Van Eeckhout’s personal assets, bears interest at 6% per year, and matures November 1, 2006.

In accordance with the Sarbanes-Oxley Act of 2002, we no longer make loans to our executive officers, but prior loans remain outstanding pursuant to their original terms.

On January 6, 2003, we entered into a loan agreement for $500,000 provided by director James Seifert. The purpose of this loan was to provide us with bridge financing pending the arrangement of the long-term financing discussed below. The loan bore interest at 12% and matured on May 6, 2003.

On May 12, 2003 we entered into an agreement with certain investors to issue $7.308 million in senior secured subordinated notes, and warrants to purchase our common stock. A personal trust controlled by Mr. Seifert contributed $1 million to the financing, of which $500,000 (plus accrued and unpaid interest thereon) was originally provided to us in connection with the loan on January 6, 2003. The trust purchased $1.04 million principal amount of the notes and 333,333 warrants, and the bridge note we originally issued to Mr. Seifert was cancelled. In addition, an affiliate of Kansas City Equity Partners, of which Mr. Matlack is a partner, contributed $2.75 million to the financing in return for $2.9 million principal amount of the notes and 916,667 warrants. An affiliate of Convergent Capital, of which Mr. Bares is a partner, contributed $1.63 million to the financing in return for $1.7 million principal amount of the notes and 541,667 warrants.

The senior secured subordinated notes mature April 30, 2006, and bear interest at 12% per year, and are secured by our assets. The warrants expire May 12, 2010 and are immediately exercisable at $2.50 per share. Under the terms of the financing, the investors other than Mr. Seifert have a right to appoint two members to our Board of Directors, to have one of these appointees serve on the Compensation Committee of the Board, and to be represented on the Board until their notes are paid off and they beneficially own an aggregate of less than 5% of our common stock on a fully diluted basis.

On January 15, 2004 we closed on a private placement of our common stock with Barron Partners LP, a private investment partnership. The investor purchased 2,100,000 shares of our common stock at a price of $1.05 per share, for total proceeds of $2.2 million.

On February 20, 2004, we raised an additional $3.3 million in a private placement offering with Fuller & Thaler Behavioral Finance Fund Ltd., an affiliate of Fuller & Thaler Asset Management Inc. We sold 1,500,000 shares at a purchase price of $2.20 per share and issued 340,000 three-year warrants at an exercise price of $2.20 per share.

Barron Partners LP and Fuller & Thaler Asset Management Inc. are not affiliated with one another.

Performance Graph

The following compares total shareholder return on our Common Stock at each year end, since 1998, to the Nasdaq Composite Index (U.S. and foreign companies) and the Nasdaq Telecommunications Index. The graph assumes that $100 was invested in our stock at $5.25 and that the same amount was invested in the Nasdaq Composite Index and the Nasdaq Telecommunications Index. The closing price for our stock on December 31, 1998 was $5.25. Our closing stock price on December 31, 2003, the last trading day of the Company’s 2003 fiscal year, was $1.08.

	ACT Teleconferencing, Inc. (ACTT)	NASDAQ Telecommunications (NASDAQ-T0	NASDAQ Composit Index (NASDAQ-I0
December 31, 1998	100.00	100.00	100.00
December 31, 1999	152.38	202.86	186.12
December 29, 2000	135.72	92.63	113.20
December 31, 2001	145.71	47.34	89.66
December 31, 2002	24.38	21.84	61.65
December 31, 2003	20.57	36.94	93.00

OTHER PROPER BUSINESS

As of the date of this proxy statement, the Board of Directors is not informed of any matters other than those stated above that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

VOTING MATTERS

The required vote of the shareholders on all proposals to be considered at the annual meeting is based upon the total number of votes actually cast at the annual meeting. All abstentions and proxies for which a broker, bank or institutional holder does not have discretionary voting authority and has not received voting instructions from the beneficial owner of the shares (or “broker non-votes”) will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting. For the election of directors, the two nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the voting outcome with respect to the election of directors. For all other proposals, the affirmative vote of the holders of a majority of the votes cast is necessary for approval of the proposal. For such other proposals (i) abstentions will be treated as present and entitled to vote and, therefore, will have the effect of a vote against the proposal, and (ii) broker non-votes will not be counted as votes cast or affect the outcome of any proposal.

By Order of the Board of Directors,

/s/ Mack V. Traynor III

Mack V. Traynor III Chairman Dated April 29, 2004

Appendix A

Finance and Audit Committee

Charter

ACT Teleconferencing, Inc.

This charter governs the operations of the Finance and Audit committee. This Charter shall be reviewed and reassessed by the Committee at least annually and approved by the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom meet the independence and experience requirements of NASDAQ or other relevant listing authority, the federal securities laws (as amended by the Sarbanes-Oxley Act of 2002) and the rules and regulations of the Securities and Exchange Commission (“SEC”). All committee members shall be financially literate and at least one member shall have accounting or related financial management expertise as defined by the SEC.

Statement of Policy

The Finance and Audit Committee shall assist the Board of Directors in fulfilling their oversight responsibility to the company, its shareholders, potential shareholders, the investment community, and others relating to the Company’s financial management, financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors, financial and general management and outside counsel of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all book, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes – Finance

The primary responsibility for the finance activities of the Committee is to assure that the Company manages it’s financial aspects, and the Company maintains sufficient access to financing at reasonable costs to support it’s continuance and growth, and maintains a capital structure appropriate to the Company.

In conducting this activity, the Committee shall assure itself that the Company has in place adequate financial forecasts and plans to support future growth, appropriate relationships with banks, investors, investment banks, and other sources of capital to meet the Company’s need. The Committee should assure that the Company has in place appropriate policies to govern various risk management areas, excess funds investment, credit management, currency management, and similar matters.

The Committee will also monitor compliance with any debt covenants to assure compliance or the timely receipt of waivers.

Responsibilities and Processes - Audit

The primary responsibility of the audit activity of this Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The Committee shall have authority to retain such outside legal counsel, experts and other advisors as the Committee may, in its sole discretion, deem appropriate.

The following shall be the principal recurring processes and key practices of the Committee in carrying out its oversight responsibilities.

•	The Committee shall have a clear understanding with management and the independent auditors that they are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, take such actions as are necessary to replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company including matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of non-audit services with the auditors’ independence. Annually, the Committee shall review and select the Company’s independent auditors, subject to shareholders’ approval. The Committee shall be directly responsible for the appointment, compensation and oversight of all financial and non financial audits performed by independent auditors and shall determine the propriety of any non-audit services by the independent auditors on a pre-approved basis.

•	The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, internal audit and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

•

The Committee shall review the interim quarterly financial statements with management and the independent auditors prior to filing the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matter required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire committee for the purpose of this review. Further, the Committee will review and discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies with management, and the independent auditors, as deemed appropriate.

•	The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	The Committee shall discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and the risk assessment and risk management policies, including the Company’s major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

•	The Committee shall prepare and publish a report summarizing its communications and other audit related matters with the independent auditors in the annual proxy statement.

•	The Committee shall review the Company’s internal system of audit and financial controls and the results of internal audits. Following completion of the annual audit, the Committee will review the independent auditor’s recommendations to management, and management’s responses thereto. In this regard, the Committee shall review and approve the internal corporate audit function, including the purpose, authority, capabilities, and organizational reporting lines, and the annual audit plan, budget and staffing.

•	The Committee shall review significant litigation and regulatory proceedings in which the Company is or may be involved for analysis of potential impact on the Company’s financial statements. If such circumstances arise, the Committee shall receive reports from the Company’s legal counsel regarding any dispute, litigation, regulatory matter or proceeding or any material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent of the Company, investigate such matters and determine the appropriate actions to be taken, including the involvement of the Board and the engagement of separate counsel or other experts deemed necessary.

•	The Committee shall establish procedures for (i) receipt, retention and treatment of complaints received by the Company with respect to accounting, internal auditing controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Committee shall meet separately at least four (4) times each year with management, with the corporate audit staff and also with the Company’s independent auditors. The Committee, however will meet at any time that the independent auditors or legal counsel believe communication to the Committee is required or any other matters arise that require Committee involvement. With respect to any meeting, a majority of the Committee shall constitute a quorum for conducting business. Minutes of committee meetings shall be provided for the full Board and the Committee shall, as appropriate, report at meetings of the Board regarding committee activities and decisions.

•	The Committee may adopt (and periodically review and revise, as appropriate) a statement of other key practices it shall follow in discharging its duties under this Charter.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company’s corporate policies, with oversight by the Committee in the areas covered by this Charter.

Appendix B

ACT TELECONFERENCING, INC.

2004 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions

The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company’s businesses and increases in Company shareholder value.

For purposes of the Plan, the following terms shall have the respective meanings indicated:

(a) “Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company.

(b) “Award” means a Stock Appreciation Right, Stock Option, Restricted Stock, Performance Unit, or other stock-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing the grant of an Award, which may, but is not required to be, signed by a Participant.

(d) “Award Cycle” means a period of consecutive fiscal years or portions thereof designated by the Plan Administrator over which Performance Units are to be earned.

(e) “Board” means the Board of Directors of the Company

(f) “Cause” means, unless otherwise provided by the Plan Administrator in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) fraud or dishonesty against the Company or in the course of fulfilling the Participant’s employment duties, (C) willful and deliberate failure on the part of the Participant to perform his or her employment or service-provider duties in any material respect, (D) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event, (E) conduct by the participant which in the good faith and reasonable determination of the Plan Administrator demonstrates gross unfitness to serve, (F) intentional, material violation by the Participant of any contract between the employee and the Company or of any statutory duty of the Participant to the Company, or (G) prior to a Change in Control, such other events as shall be determined by the Plan Administrator. The Plan Administrator shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause”

exists, and its determination shall be final. The foregoing definition shall not in any way preclude or restrict the right of the Company to discharge or dismiss the Participant for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

(g) “Change in Control” shall have the meaning set forth in Section 11(b).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i) “Commission” means the Securities and Exchange Commission or any successor agency.

(j) “Common Stock” means common stock, no par value, of the Company.

(k) “Company” means ACT Teleconferencing, Inc., a Colorado corporation.

(l) “Covered Employee” means a Participant designated prior to the grant of Restricted Stock or Performance Units by the Plan Administrator who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in such Award is expected to be taxable to such Participant.

(m) “Disability” means, unless otherwise provided by the Plan Administrator, (i) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” (y) if applicable, permanent and total disability as determined under any Long Term Disability Plan maintained by the Company and applicable to the Participant, or otherwise (z) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

(n) “Effective Date” shall have the meaning set forth in Section 16.

(o) “Eligible Individual” mean any director, officer, employee and consultant (including advisors) of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, whom the Plan Administrator determines to be an Eligible Individual.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q) “Fair Market Value” of a share of Common Stock means, except as otherwise provided by the Plan Administrator, as of any given date, the average of the highest and lowest per-share sales prices for a share of Common Stock during normal business hours on the Nasdaq National Market or the Nasdaq SmallCap Market, as appropriate (or such other national securities market or exchange as may at the time be the principal market for the Common Stock) or, in the absence of such markets, as determined in good faith by the Plan Administrator.

(r) “Incentive Stock Option” means any Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Section 422 of the Code.

(s) “Individual Agreement” means an employment, consulting or similar written agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

(t) “NonQualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(u) “Option Price” shall have the meaning set forth in Section 5(d).

(v) “Outside Director” means a director who qualifies as an “independent director” within the meaning of Nasdaq Marketplace Rule 4200(a)(15), as an “outside director” within the meaning of Section 162(m) of the Code, and as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(w) “Participant” means an Eligible Individual to whom an Award is or has been made in accordance with and pursuant to the Plan or, if applicable, and if permitted in accordance with the terms and provisions of the Plan, such other person who holds outstanding Award.

(x) “Performance Goals” means the performance goals established by the Plan Administrator in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or such subsidiary, division or department of the Company for or within which the Participant performs services: market share; sales; asset quality; non-performing assets; revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; return on operating assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels or cost savings; or improvement in or attainment of working capital levels and (ii) such Performance Goals shall be set by the Plan Administrator within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

(y) “Permitted Transferee” means, in the case of a Participant, (i) such Participant’s children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise or (ii) any transferee of all or a portion of such Participant’s Award pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended. For purposes of this Plan, unless otherwise determined by the Plan Administrator, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act, or any successor thereto.

(z) “Performance Units” means an Award granted under Section 8.

(aa) “Plan” means this ACT Teleconferencing, Inc. 2004 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(bb) “Plan Administrator” means the Plan Administrator referred to in Section 2(a).

(cc) “Qualified Performance-Based Award” means an Award of Restricted Stock or Performance Units designated as such by the Plan Administrator at the time of grant, based upon a determination that (i) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units and (ii) the Plan Administrator wishes such Award to qualify for the Section 162(m) Exemption.

(dd) “Restricted Stock” means an Award granted under Section 7.

(ee) “Retirement” means retirement from active employment with the Company, a Subsidiary or Affiliate at or after age 65.

(ff) “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

(gg) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(hh) “Securities Act” means the Securities Act of 1933, as amended.

(ii) “Stock Appreciation Right” means an Award granted under Section 6.

(jj) “Stock Option” means an Award granted under Section 5.

(kk) “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(ll) “Termination of Employment” means the termination of the Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A change in the capacity in which the Participant renders services to the Company or a Subsidiary or Affiliate as a director, officer, employee or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or a Subsidiary or Affiliate, shall not constitute a Termination of Employment. For example, a change in status from an employee of the Company to a consultant to a Subsidiary or Affiliate shall not constitute a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate shall be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. The Plan Administrator or the chief executive officer of the Company, in that party’s sole discretion, may determine whether a Termination of Employment shall be considered to have occurred (and whether vesting in any outstanding Awards shall continue or be suspended) in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

Section 2. Administration

(a) The Plan shall be administered by (i) the Board or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under the Plan (the “Plan Administrator”). If administration is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise (and references in the Plan to the Plan Administrator shall thereafter be to the subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish any committee at any time and revest in the Board the administration of the Plan. Any committee under clause (ii) hereof which makes grants to “officers” of the Company (as that term is defined in Rule 16a-1(f) promulgated under the Exchange Act) or which makes Awards that are intended to be Qualified Performance-Based Awards shall be composed solely of two or more Outside Directors. For purposes of the preceding provisions, if one or more members of the committee is not an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the committee, then the committee, with respect to the action, will be deemed to consist only of the members of the committee who have not recused themselves or abstained from voting.

(b) The Plan Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Participants.

(c) Among other things, the Plan Administrator shall have the authority, subject to the terms of the Plan:

(i) To select the Participants to whom Awards may from time to time be granted;

(ii) To determine whether and to what extent any type of Award is to be granted hereunder;

(iii) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Plan Administrator shall determine);

(v) Subject to the terms of the Plan, including without limitation Section 13, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Plan Administrator may not adjust upwards the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code;

(vi) To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

(vii) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Award under the Plan, (2) the cancellation of any outstanding Award under the Plan and the grant in substitution therefor of (A) a new Award under the Plan with a lower Option Price (or Strike Price in the case of a Stock Appreciation Right) covering the same or a different number of shares of Common Stock, (B) the right to acquire restricted stock, and/or (C) cash, or (3) any other action that is treated as a “repricing” under generally accepted accounting principles; and

(viii) To determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(l), Section 6(b)(ii) and Section 8(b)(iv).

(d) The Plan Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award

Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(e) The Plan Administrator may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange on which the Company’s shares are traded, the Plan Administrator may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Plan Administrator at any time.

(f) Any determination made by the Plan Administrator with respect to any Award shall be made in the sole discretion of the Plan Administrator at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Plan Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, its Affiliates, Subsidiaries, shareholders and Participants.

(g) Any authority granted to the Plan Administrator may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Plan Administrator, the Board action shall control.

(h) To the maximum extent permitted by law, the Company shall indemnify each member of the Board who acts as a member of the Plan Administrator, as well as any other employee of the Company with duties under the Plan, against expenses and liabilities (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan, unless the losses are due to the individual’s gross negligence or lack of good faith. The Company will have the right to select counsel and to control the prosecution or defense of the suit. In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Company in writing that he or she cannot represent all such persons under applicable rules of professional responsibility. The Company will not be required to indemnify any person for any amount incurred through any settlement unless the Company consents in writing to the settlement.

Section 3. Common Stock Subject to Plan

(a) The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1,500,000. No Participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 200,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. No more than 1,500,000 shares of Restricted Stock may be issued during the term of the Plan. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be 1,500,000 shares.

(b) For purposes of this Section 3, if an Award entitles the holder thereof to receive or purchase shares, the number of shares of Common Stock covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of shares available for granting Awards under the Plan; provided, however that, in the case of Stock Appreciation Rights granted in tandem with Stock Options (so that only one may be exercised with the other terminating upon such exercise), the number of shares of Common Stock shall only be taken into account once (and not as to both Awards) for purposes of this Section 3 and the limitations hereunder. If any Award is forfeited, or if any Stock Option (or Stock Appreciation Right, if any) terminates, expires or lapses without being exercised, or if any Stock Appreciation Right is exercised for cash, shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under the Plan. If the Option Price of any Stock Option or the Strike Price of any Freestanding Stock Appreciation Right is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the Participant net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. If any shares of Common Stock issued to a Participant pursuant to an Award are forfeited back to or repurchased by the Company because of or in connection with the failure to meet a contingency or condition required to vest such shares in the Participant, the shares of Common Stock forfeited or repurchased under such Award shall revert to and again become available for issuance under the Plan.

(c) In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Plan Administrator or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Option Price and Strike Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, an amount in cash therefor); provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

(d) No fractional shares may be issued under the Plan. Cash shall be paid in lieu of any fractional share in settlement of an Award.

Section 4. Eligibility

Awards may be granted under the Plan to Eligible Individuals; provided, however, that a consultant shall not be eligible for the grant of an Award of a Stock Option or Restricted Stock if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such consultant because of the nature of the services that the consultant is providing to the Company, because the consultant is not a natural person, or because of any other rule governing the use of Form S-8, unless the Plan Administrator determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

Section 5. Stock Options

(a) Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Plan Administrator may from time to time approve.

(b) The Plan Administrator shall have the authority to grant any Participant Incentive Stock Options, NonQualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the limits on grants set forth in Section 3. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.

(c) Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a

NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Plan Administrator by resolution selects a Participant to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Participant and specifies the terms and provisions of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and such Award shall be confirmed by, and subject to the terms of, an Award Agreement.

(d) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Plan Administrator shall deem desirable:

(i) Option Price. The Plan Administrator shall determine the option price per share of Common Stock purchasable under a Stock Option (the “Option Price”). The Option Price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant, unless the Plan Administrator determines otherwise.

(ii) Option Term. The term of each Stock Option shall be fixed by the Plan Administrator, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(iii) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Plan Administrator. If the Plan Administrator provides that any Stock Option is subject to vesting conditions, restrictions or limitations and therefore exercisable only in installments, the Plan Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Plan Administrator may determine. An Award Agreement may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s Termination of Employment to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Plan Administrator determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Stock Option unless the Plan Administrator otherwise specifically provides in the Stock Option.

(iv) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. If approved by the Plan Administrator, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, that such already owned shares have been held by the Participant for at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) at the time of exercise or had been purchased on the open market; and provided, further, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. If approved by the Plan Administrator, to the extent permitted by applicable law, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares of Common Stock shall be delivered until full payment therefor has been made. Except as otherwise provided in Section 5(m)below, a Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 12(f).

(v) Special Rules Applicable to Incentive Stock Options. Notwithstanding the foregoing, the following terms shall be applicable to all Incentive Stock Options.

(A) Incentive Stock Options may only be granted to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

(B) The Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of Common Stock on the option grant date; provided, however, that an Incentive Stock Option may be granted with an Option Price lower than that set forth the preceding sentence if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(C) The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee under the Plan (or any other option plan of the Company or any subsidiaries or parent corporation) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent an employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options are granted. Any Stock Options or portions thereof that exceed such limit shall be treated as NonQualified Stock Options, notwithstanding any other provision of an Award Agreement, but only to the extent of such excess.

(D) If any employee to whom an Incentive Stock Option is granted is the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation (within the meaning of Section 424(f) of the Code)), then the option term shall not exceed five (5) years measured from the option grant date and the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of Common Stock on the option grant date.

(E) If an Incentive Stock Option is exercised after the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

(e) Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution; or (ii) in the case of a NonQualified Stock Option, unless otherwise determined by the Plan Administrator, to a Permitted Transferee. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term “holder” and “Participant” include such guardian, legal representative and other transferee; provided, however, that Termination of Employment shall continue to refer to the Termination of Employment of the original Participant and provided further that any Award held by transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer to the transferee. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of death of the Participant, shall thereafter be entitled to exercise the Participant’s Stock Options.

(f) Termination by Death. Unless otherwise determined by the Plan Administrator at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Plan Administrator may determine, until the expiration of the stated term of such Stock Option.

(g) Termination by Reason of Disability. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Disability, any Stock Option held by such Participant (or the appointed fiduciary of such Participant)

may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Participant dies within such period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Participant dies within such period any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for until the expiration of the stated term of such Stock Option.

(i) Other Termination. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter: (A) if a Participant incurs a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, may be exercised for a period of three months from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Participant dies within such three-month period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option.

(j) Extension of Termination Date. An Award Agreement may also provide that if the exercise of any Stock Option following the termination of the Participant’s Termination of Employment (other than upon the Participant’s death) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Option held by such Participant may be exercised, in lieu of the periods specified in Section 5(f) through 5(i), during the three (3) month period after the Participant’s Termination of Employment in which the exercise of the Stock Option would not be in violation of such registration requirements or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Change of Control Termination. A Stock Option held by any Participant whose has not suffered a Termination of Employment prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Award Agreement for such Stock Option or as may be provided in any other written agreement between the Company or any Subsidiary or Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

(l) Cashing Out of Stock Option. On receipt of written notice of exercise, the Plan Administrator may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the Option Price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

(m) Deferral of Option Shares. The Plan Administrator may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Plan Administrator shall determine. If any such deferrals are permitted, then notwithstanding Section 5(d) above, a Participant who elects such deferral shall not have any rights as a shareholder with respect to such deferred shares unless and until shares are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Plan Administrator.

Section 6. Stock Appreciation Rights

(a) Grant and Exercise. Stock Appreciation Rights may be granted alone (“Freestanding Stock Appreciation Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Tandem Stock Appreciation Rights”).

(b) Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Plan Administrator, including the following:

(i) Relationship to Related Stock Option. A Stock Appreciation Right issued in conjunction with a NonQualified Stock Option may be granted either at or after the time of grant of such Stock Option. A Stock Appreciation Right issued in conjunction with an Incentive Stock Option may be granted only at the time of grant of such Stock Option. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5.

(ii) Settlement. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value of one share of Common Stock over the Option Price per share specified in the related Stock Option multiplied by (B) the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised, with the Plan Administrator having the right to determine the form of payment. The Plan Administrator may from time to time establish procedures pursuant to which a Participant may elect to further defer receipt of cash or shares in settlement of Tandem Stock Appreciation Rights for a specified period or until a specified event, all on such terms and conditions as the Plan Administrator shall determine.

(iii) Nontransferability. Tandem Stock Appreciation Rights shall be transferable only to the extent that the underlying Stock Option is transferable pursuant to Section 5(e).

(iv) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Plan Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed by Section 6(b)(ii). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. Any Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Terms and Conditions of Freestanding Stock Appreciation Rights. Freestanding Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Plan Administrator, including the following:

(i) Term. The Plan Administrator shall determine the stated term of each Freestanding Stock Appreciation Right granted under this Plan.

(ii) Strike Price. Unless provided otherwise by the Plan Administrator, the strike price (the “Strike Price”) per share of Common Stock subject to a Freestanding Stock Appreciation Right shall be the Fair Market Value of the Common Stock on the date of grant, except with respect to Freestanding Stock Appreciation Rights granted in lieu of foregone compensation.

(iii) Exercisability. Except as otherwise provided herein, Freestanding Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Plan Administrator, and the Plan Administrator may at any time accelerate the exercisability of any Freestanding Stock Appreciation Right. If the Plan Administrator provides that any Freestanding Stock Appreciation Right is exercisable only in installments, the Plan Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Plan Administrator may determine.

(iv) Settlement. Upon the exercise of a Freestanding Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value of one share of Common Stock over the applicable Strike Price multiplied by (B) the number of shares of Common Stock in respect of which the Freestanding Stock Appreciation Right shall have been exercised, with the Plan Administrator having the right to determine the form of payment.

(v) Nontransferability. No Freestanding Stock Appreciation Right shall be transferable by a Participant other than by will or by the laws of descent and distribution or as otherwise expressly permitted by the Plan Administrator, including, if so permitted, pursuant to a transfer to a Permitted Transferee. All Freestanding Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such Freestanding Stock Appreciation Right is transferred pursuant to this paragraph, it being understood that the terms “holder” and “Participant” include such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.

(vi) Termination by Death. Unless otherwise determined by the Plan Administrator at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Plan Administrator may determine, until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(vii) Termination by Reason of Disability. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Disability, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(viii) Termination by Reason of Retirement. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Retirement, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(ix) Other Termination. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter: (A) if a Participant incurs a Termination of Employment for Cause, all Freestanding Stock Appreciation Rights held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Freestanding Stock Appreciation Right held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, may be exercised for a period of three months from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such three-month period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(x) Change of Control Termination. A Freestanding Stock Appreciation Right held by any Participant whose has not suffered a Termination of Employment prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Award Agreement for such Freestanding Stock Appreciation Right or as may be provided in any other written agreement between the Company or any Subsidiary or Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

(xi) Deferral. The Plan Administrator may from time to time establish procedures pursuant to which a Participant may elect to further defer receipt of cash or shares in settlement of Freestanding Stock Appreciation Rights for a specified period or until a specified event, subject in each case to the Plan Administrator’s approval and to such terms as are determined by the Plan Administrator.

Section 7. Restricted Stock

(a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Plan Administrator shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

(b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Plan Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of ACT Teleconferencing, Inc. 2004 Equity Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of ACT Teleconferencing, Inc.”

The Plan Administrator may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) The Plan Administrator may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Plan Administrator does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Plan Administrator may also condition the grant or vesting thereof upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Plan Administrator may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.

(ii) Subject to the provisions of the Plan and the Award Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Plan Administrator, commencing with the date of such Award for which such Participant’s continued service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that, to the extent permitted by applicable law, the foregoing shall not prevent a Participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the Option Price for Stock Options.

(iii) Except as provided in this paragraph (iii) and Section 7(c)(i) and 7(c)(ii) and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Plan Administrator in the applicable Award Agreement and subject to Section 15(h) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals.

(iv) Except to the extent otherwise provided in the applicable Award Agreement or Section 7(c)(i), 7(c)(ii), 7(c)(v) or 11(a), upon a Participant’s Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Plan Administrator shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a Participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant’s employment is terminated by reason of death or Disability by the Company without Cause) with respect to any or all of such Participant’s shares of Restricted Stock.

(v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates.

(vi) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

Section 8. Performance Units

(a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Plan Administrator shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

(b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

(i) The Plan Administrator may, prior to or at the time of the grant, designate Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Plan Administrator does not designate Performance Units as Qualified Performance-Based Awards, it may also condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Plan Administrator may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Award Agreement referred to in Section 8(b)(v), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. No more than 200,000 shares of Common Stock may be subject to Qualified Performance Based Awards granted to any Eligible Individual in any fiscal year of the Company.

(ii) Except to the extent otherwise provided in the applicable Award Agreement or Section 8(b)(ii) or Section 11(a), upon a Participant’s Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the Participant; provided, however, that the Plan Administrator shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the Participant’s employment is terminated by reason of death or Disability by the Company without Cause) with respect to any or all of such Participant’s Performance Units.

(iii) A Participant may elect to further defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Plan Administrator’s approval and to such terms as are determined by the Plan Administrator. Subject to any exceptions adopted by the Plan Administrator, such election must generally be made prior to commencement of the Award Cycle for the Performance Units in question.

(iv) At the expiration of the Award Cycle, the Plan Administrator shall evaluate the Company’s performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Plan Administrator shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Plan Administrator to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the Participant, as the Plan Administrator shall elect (subject to any deferral pursuant to Section 8(b)(iii)).

(v) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

Section 9. Tax Offset Bonuses

At the time an Award is made hereunder or at any time thereafter, the Plan Administrator, in its discretion, may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Plan Administrator, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Plan Administrator and on such other terms and conditions as the Plan Administrator shall determine.

Section 10. Other Stock-Based Awards

Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan.

Section 11. Change in Control Provisions

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Plan Administrator in any Award Agreement, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or Shares, as determined by the Plan Administrator, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

(b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) An acquisition by any individual, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33 1/3% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 11(b), or (5) any Change in Control triggered solely because the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities held by any Person (the “Subject Person”) exceeds the designated percentage threshold thereof as a result of a repurchase or other acquisition of securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur; or

(ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11(b)(ii), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the

Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an Award Agreement between the Company or any Subsidiary and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an Award Agreement, the foregoing definition shall apply).

Section 12. Forfeiture of Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator shall have the authority under the Plan to provide in any Award Agreement that in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Subsidiaries or Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Subsidiary or Affiliate, any outstanding Award granted to such Participant shall be cancelled, in whole or in part, whether or not vested or deferred. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Subsidiary or Affiliate shall be determined by the Plan Administrator in good faith and in its sole discretion.

Section 13. Term, Amendment and Termination

The Plan will terminate on the tenth anniversary of the Effective Date. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or other Award theretofore granted without the Participant’s or recipient’s consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by applicable law or stock exchange rules.

The Plan Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

Section 14. Unfunded Status of Plan

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Plan Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Plan Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 15. General Provisions

(a) Availability of Shares. During the terms of any Awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i) Listing or approval for listing upon notice of issuance, of such shares on NASDAQ, or such other securities exchange as may at the time be the principal market for the Common Stock;

(ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Plan Administrator shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Plan Administrator shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(c) Investment Assurances. The Company may require a Participant, as a condition of acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(d) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals. The Company intends that all Stock Options and Stock Appreciation Rights granted under the Plan to individuals who are or who the Plan Administrator believes will be Covered Employees will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(e) No Limit of Other Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(f) No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

(g) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Plan Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

(h) Dividends. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

(i) Death Beneficiary. The Plan Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid or by whom any rights of the Participant, after the Participant’s death, may be exercised.

(j) Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Plan Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Plan Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Plan Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.

(k) Use of Proceeds From Stock. Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

(l) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws.

(m) Nontransferability. Except as otherwise provided in Section 5(e) or Section 6(b)(iii) or by the Plan Administrator, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

(n) Application to Participants Outside of the United States. In the event an Award is granted to Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Plan Administrator may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

Section 16. Effective Date of Plan

The Plan shall be effective as of the date that it is approved by the shareholders of the Company (the “Effective Date”).

Appendix C

ACT TELECONFERENCING, INC.

EMPLOYEE STOCK PURCHASE PLAN

OF 1998

(AS AMENDED AND RESTATED, MAY 2004)

1. Purpose and Scope of Plan. The purpose of this ACT Teleconferencing Employee Stock Purchase Plan (the “Plan”) is to provide the employees of ACT Teleconferencing, Inc. (the “Company”) and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

2. Definitions.

2.1. The terms defined in this section are used (and capitalized) elsewhere in this Plan:

(a) “Affiliate” means each domestic or foreign corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as defined in Sections 424(e) and 424(f) of the Code or any successor provision and whose participation in the Plan the Board of Directors has expressly approved.

(b) “Board of Directors” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means three or more Disinterested Persons designated by the Board of Directors to administer the Plan under Section 13.

(e) “Common Stock” means the no par value common stock of the Company.

(f) “Company” means ACT Teleconferencing, Inc.

(g) “Compensation” means the gross cash compensation (including wage, salary, commission, bonus, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment.

(h) “Disinterested Persons” means a member of the Board of Directors who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3 or any successor definition.

(i) “Eligible Employee” means any employee of the Company or an Affiliate whose customary employment is at least 20 hours per week; provided, however, that “Eligible Employee” shall not include any person who would be deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(k) “Fair Market Value” of a share of Common Stock as of any date means, if the Company’s Common Stock is listed on a national securities exchange or traded in the national market system, the mean between the high and low sale prices for such Common Stock on such exchange or market on said date, or, if no sale has been made on such exchange or market on said date, on the last preceding day on which any sale shall have been made. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.

(l) “Participant” means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

(m) “Plan” means this ACT Teleconferencing, Inc. Employee Stock Purchase Plan, as amended from time to time.

(n) “Purchase Period” means the Company’s semi-annual periods of January 1 through June 30 and July 1 through December 31, commencing July 1, 1998.

(o) “Recordkeeping Account” means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

3. Scope of the Plan. Shares of Common Stock may be sold by the Company to Eligible Employees commencing July 1, 1998, as hereinafter provided, but not more than 500,000 shares of Common Stock (subject to adjustment as provided in Section 14) shall be sold to Eligible Employees pursuant to this Plan. All sales of Common Stock pursuant to this

Plan shall be subject to the same terms, conditions, rights and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be acquired shares having the status of any combination of authorized but unissued shares, newly issued shares, or treasury shares.

4. Eligibility and Participation. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Company before the first day of such Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in such Purchase Period and continuing until the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

5. Amount of Common Stock Each Eligible Employee May Purchase.

5.1. Subject to the provisions of this Plan, each Eligible Employee shall be offered the right to purchase on the last day of the Purchase Period the maximum number of shares of Common Stock (not including fractional shares) that can be purchased at the price specified in Section 5.2 with the entire credit balance in the Participant’s Recordkeeping Account; provided, however, that (i) no more than 2,500 shares of Common Stock may be purchased under the Plan by any Participant for a given Purchase Period and (ii) no more than $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of shares of Common Stock may be purchased under the Plan and all other employee stock purchase plans, if any, of the Company and the Affiliates by any Participant for each calendar year. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, however, each Participant shall be allocated a ratable portion of the maximum number of shares of Common Stock which may be sold.

5.2. The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (a) or (b) below:

(a)	85% of the Fair Market Value of such share on the first day of the Purchase Period.

(b)	85% of the Fair Market Value of such share on the last day of the Purchase Period.

6. Method of Participation.

6.1. The Company shall give notice to each Eligible Employee of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by the Company at any time prior to the date of purchase of such shares. The Company contemplates that for tax purposes the first day of a Purchase Period will be the date of the offering of such shares.

6.2. Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect to have any whole percent of Compensation withheld, but not exceeding ten percent (10%) per pay period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

6.3. Any Eligible Employee who does not make a timely election as provided in Section 6.2 shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

7. Recordkeeping Account.

7.1. The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 will be credited to such Recordkeeping Accounts on each payday.

7.2. No interest will be credited to a Participant’s Recordkeeping Account.

7.3. The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company.

7.4. A Participant may not make any separate cash payment into the Recordkeeping Account.

8. Right to Adjust Participation or to Withdraw.

8.1. A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation or to increase or decrease the percentage amount of such deductions from future Compensation, subject to the limitation in Section 6.2. Upon any such action, future payroll deductions with respect to such Participant shall cease or shall be increased or decreased in accordance with the Participant’s direction.

8.2. Any Participant who stops payroll deductions may not thereafter resume payroll deductions during such Purchase Period.

8.3. At any time before the end of a Purchase Period, any Participant may withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant’s Recordkeeping Account will be paid to the Participant, without interest, in cash within 15 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

8.4. Notification of a Participant’s election to increase, decrease, or terminate deductions, or to withdraw from the Plan, shall be made by filing an appropriate form with the Company.

9. Termination of Employment. If the employment of a Participant is terminated for any reason, including death, disability, or retirement, the entire balance in the Participant’s Recordkeeping Account will be applied to the purchase of shares as provided in Section 10.1 as of the last day of the Purchase Period in which the Participant’s employment terminated; except that if such Participant so requests prior to the last day of such Purchase Period, the Company shall refund in cash within 15 days all amounts credited to his or her Recordkeeping Account.

10. Purchase of Shares.

10.1. As of the last day of the Purchase Period, the entire credit balance in each Participant’s Recordkeeping Account will be used to purchase shares (not including fractional shares) of Common Stock (subject to the limitations of Section 5) unless the Participant has filed an appropriate form with the Company in advance of that date (which either elects to purchase a specified number of shares which is less than the number described above or elects to receive the entire credit balance in cash). Any amount in a Participant’s Recordkeeping Account that is not used to purchase shares pursuant to this Section 10.1 will be refunded to the Participant, except that any balance in such Recordkeeping Account resulting from the inability to purchase fractional shares shall be carried over to the immediately following Purchase Period unless the Participant elects to have such balance paid in cash.

10.2. Certificates for the number of whole shares of Common Stock purchased by each Participant shall be issued and delivered to him or her promptly after the end of each Purchase Period.

11. Rights as a Stockholder. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until (i) he or she actually has paid the purchase price for such shares and (ii) certificates for such shares have been issued to him or her, both as provided in Section 10.

12. Rights Not Transferable. A Participant’s rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

13. Administration of the Plan. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

14. Adjustment upon Changes in Capitalization. In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under this Plan and the number, class and purchase price of shares available but not yet purchased under this Plan, may be adjusted appropriately by the Committee.

15. Registration of Certificates. Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form filed with the Company.

16. Amendment of Plan. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to shares previously acquired under the Plan, except that, without stockholder approval on the same basis as required by Section 20.1, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

17. Effective Date of Plan. This Plan shall be effective May 14, 1998, for the offering commencing July 1, 1998, and ending December 31, 1998 and continuing on a semi-annual basis thereafter. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days’ notice has been given to all Participants. Upon termination of this Plan, shares of Common Stock shall be issued to Participants in accordance with Section 10, and cash, if any, remaining in the Participants’ Recordkeeping Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

18. Governmental Regulations and Listing. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange or a national market system, covering the shares of Common Stock under the Plan upon official notice of issuance.

19. Miscellaneous.

19.1. This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

19.2. Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

19.3. This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

PROXY

ACT Teleconferencing, Inc.

Annual Meeting of Shareholders

May 20, 2004

This proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of ACT Teleconferencing, Inc. acknowledges receipt of the notice of annual meeting dated April 29, 2004, and accompanying proxy statement, and appoints Gene Warren and Mack V. Traynor, III as proxies and attorney-in-fact, each with the full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of common stock, no par value, of ACT Teleconferencing, Inc., the undersigned holds of record as of April 12, 2004, at the annual meeting of shareholders to be held on May 20, 2004, 4:00 p.m. MDT at ACT Teleconferencing, Inc., 1526 Cole Boulevard, Suite 300, Golden, Colorado, 80401, United States, and at any postponement or adjournment of such meeting.

Any shareholder completing this proxy who fails to mark one of the boxes for the proposal will be deemed to have given the proxy holders complete discretion in voting his, her, or its shares on the proposal at the annual meeting. If no mark is made, this proxy will be voted FOR each proposal. If a box is marked, your shares shall be voted according to your instructions.

The Board of Directors recommends a vote FOR each director listed in Proposal 1 and FOR each proposal listed below.

Proposal 1 –	To elect Ronald J. Bach and Gerald D. Van Eeckhout to the Board of Directors for terms ending in 2007.

☐	For each nominee

☐	Withhold authority for each nominee

☐	For each nominee except

Proposal 2 –	To adopt the 2004 Equity Incentive Plan.

☐	For

☐	Against

Proposal 3 –	To amend the 1998 Employee Stock Purchase Plan to add 200,000 shares of common stock to the Plan.

☐	For

☐	Against

Proposal 4 –	Approval of a grant of 200,000 stock options to Mack V. Traynor III, our Chairman of the Board.

☐	For

☐	Against

Proposal 5 –	Approval of a grant of an aggregate of 12,000 shares of restricted common stock to James F. Seifert, Ronald J. Bach, Jules L. DeVigne, and Mack V. Traynor III.

☐	For

☐	Against

Proposal 6 –	Ratification of the appointment of Hein + Associates LLP as our independent accountants for the fiscal year ending December 31, 2004.

☐	For

☐	Against

Please sign exactly as your name appears on your stock certificate. If joint tenants hold the shares, both should sign personally. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or another fiduciary capacity, please give your full title. If signing on behalf of a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date Signed:                                 , 2004